UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2009
GENERAL CABLE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (859) 572-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
General Cable Corporation (Company) is filing this Current Report on Form 8-K to reflect certain accounting changes described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the United States Securities and Exchange Commission (SEC) on March 2, 2009 and subsequently amended on Form 10-K/A to include the electronic representation of the manual signatures of our registered independent public accounting firm which were inadvertently omitted on its Report of Independent Registered Public Accounting Firm, Report of Independent Registered Public Accounting Firm on Internal Control over Financial Reporting and Consent of Independent Registered Public Accounting Firm and to make certain other clarifying changes to the Consent of Independent Registered Public Accounting Firm, which was filed with the SEC on May 8, 2009 (2008 Form 10-K). This Form 8-K will permit us to incorporate these financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to or restatement of the 2008 Form 10-K.
Effective January 1, 2009, the Company adopted Financial Accounting Standards Board (FASB) Staff Position (FSP) EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (FSP EITF 03-6-1). FSP EITF 03-6-1 specifies that all outstanding unvested share-based payment awards that contain rights to non-forfeitable dividends shall be considered participating securities in undistributed earnings along with common shareholders. As reflected in Exhibit 99.1 to this Current Report, the Company retrospectively applied the two-class method of computing basic and diluted earnings per share to all periods presented.
Effective January 1, 2009, the Company adopted FASB Statement No. 160, Noncontrolling Interest in Consolidated Financial Statements — an Amendment to ARB No. 51 (SFAS No. 160). SFAS No. 160 established new standards governing the accounting for and reporting of noncontrolling interests (NCIs) in partially owned consolidated subsidiaries and the loss of control of subsidiaries. Certain provisions of this standard indicate, among other things, that NCIs (previously referred to as minority interests) be treated as a separate component of equity and that increases and decreases in the parent’s ownership interest that leave control intact be treated as equity transactions. Consolidated net income should include the net income for both the parent and the noncontrolling interest with disclosure of both amounts on the consolidated statement of operations. SFAS No. 160 is to be applied prospectively as of the beginning of the fiscal year in which it is initially adopted, except for the presentation and disclosure requirements which are to be applied retrospectively for all periods presented. As reflected in Exhibit 99.1 to the Current Report, the consolidated balance sheet has been adjusted to reflect the reclassification of noncontrolling interest to equity, the consolidated statement of operations has been adjusted to include the net income attributable to the noncontrolling interest and the disclosure of consolidated comprehensive income has been adjusted to include comprehensive income attributable to the noncontrolling interest for all periods presented.
Effective January 1, 2009, the Company adopted FASB Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (FSP APB 14-1). FSP APB 14-1 requires the issuer of convertible debt instruments with cash settlement features to account for the debt component separately from the equity component (or conversion option) in a manner that reflects the issuer’s nonconvertible debt borrowing rate. FSP APB 14-1 applies to the Company’s 1.00% Senior Convertible Notes issued in September 2007 and due in 2012 and 0.875% Convertible Notes issued in November 2006 and due in 2013. FSP APB 14-1 requires retroactive application and early adoption was not permitted. The retrospective adoption of FSP APB 14-1 affects the Company’s financial information for the years 2006, 2007 and 2008, as reflected in Exhibit 99.1 to this Current Report.
The following Items of the 2008 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting pronouncements described above (which Items “As Adjusted” are attached as Exhibits hereto);
•	Item 6 Selected Financial Data
•	Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations
•	Item 8 Financial Statements and Supplementary Data
•	Item 15 Exhibit 12.1 — Computation of Ratios of Earning to Fixed Charges
No Items of the 2008 Form 10-K other than those identified above are being revised by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncements described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 3, 2009 and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and such Quarterly Report on Form 10-Q and other filings. The Form 10-Q and other filings contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K.

Item 9.01 Financial Statements and Exhibits
(d) EXHIBITS

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm

99.1
As Adjusted Part II, Item 6 — Selected Financial Data; As Adjusted Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations; As Adjusted Part II, Item 8 — Financial Statements and Supplementary Data; As Adjusted Part IV, Item 15 — Exhibit 12.1 Computation of Ratio of Earning to Fixed Charges

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Cable Corporation
August 12, 2009

/s/ Robert J. Siverd
Robert J. Siverd
Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm

99.1
As Adjusted Part II, Item 6 — Selected Financial Data; As Adjusted Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations; As Adjusted Part II, Item 8 — Financial Statements and Supplementary Data; As Adjusted Part IV, Item 15 — Exhibit 12.1 Computation of Ratio of Earning to Fixed Charges

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